UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

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CONGOLEUM CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CONGOLEUM CORPORATION
3500 Quakerbridge Road
Mercerville, New Jersey 08619
______________________________________________________

NOTICE OF ANNUAL MEETING TO BE HELD
MAY 12, 2009
______________________________________________________

TO THE STOCKHOLDERS OF CONGOLEUM CORPORATION:

Notice is hereby given that the Annual Meeting of the Stockholders (the "Meeting") of Congoleum Corporation (the "Company") will be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 38th Floor, Four Times Square, New York, NY on Tuesday, May 12, 2009 at 1:00 P.M. local time, for the following purposes:

(1)	To elect three Class A directors who will hold office until the Meeting in 2012 and until their successors are duly elected and qualified.

(2)	To transact any other business that may properly come before the Meeting or any adjournment thereof.

The close of business on March 13, 2009 has been fixed as the record date for determining the stockholders of the Company entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

A copy of the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and the Company's Proxy Statement are available online at www.Congoleum.info. A printed Annual Report and/or proxy statement may be obtained, without charge, by sending a written request to:  Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619, Attention:  Howard N. Feist III, or by calling the Company at 800-234-8811.  The Company will promptly deliver an Annual Report and/or proxy statement upon receipt of such request.

It is desirable that the stock of the Company be represented as fully as possible at the Meeting.  Proxy cards were mailed to stockholders of record as of March 13, 2009. Please sign, date and return the proxy card in the enclosed envelope, which requires no postage if mailed in the United States.  If you attend the Meeting, you may vote in person, whether or not you have sent in your proxy, and your vote at the meeting will revoke any prior proxy you may have submitted.

By Order of the Board of Directors.
CONGOLEUM CORPORATION

/s/ Howard N. Feist III
Secretary
Mercerville, New Jersey
April 2, 2009

CONGOLEUM CORPORATION
3500 Quakerbridge Road
Mercerville, New Jersey 08619
______________________________________________________

PROXY STATEMENT
______________________________________________________

ANNUAL MEETING TO BE HELD
May 12, 2009

This proxy statement is being furnished in connection with the solicitation, by and on behalf of the Board of Directors of Congoleum Corporation (the "Company"), of proxies to be used in voting at the Annual Meeting of Stockholders (the "Meeting") of the Company to be held on May 12, 2009 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 38th Floor, Four Times Square, New York, NY at 1:00 P.M. local time, and at any adjournments thereof. The cost of preparing and mailing the notice, proxy statement and proxy card will be paid by the Company.  It is expected that the solicitation of proxies will be by mail only, but may also be made by overnight delivery service, facsimile, personal interview, e-mail or telephone by directors, officers or employees of the Company.  The Company will request banks and brokers holding stock in their names or custody, or in the names of nominees for others, to forward copies of the proxy materials to those persons for whom they hold such stock and, upon request, will reimburse such banks and brokers for their out-of-pocket expenses incurred in connection therewith. The proxy card is being first mailed to stockholders on or about April 1, 2009.

Proxies, properly executed and duly returned to the Company and not validly revoked, will be voted at the Meeting (including adjournments) in accordance with your instructions.  Proxies, properly executed and duly returned to the Company and not validly revoked, but which do not indicate how the shares are to be voted as to the election of directors at the Meeting, will be voted "FOR" each of the Class A director nominees.

Any stockholder giving a proxy retains the power to revoke it at any time prior to the exercise of the powers conferred thereby by filing a later dated proxy, by notice of revocation filed in writing with the Secretary of the Company or by voting the shares subject to such proxy in person at the Meeting.  Attendance at the Meeting in person will not be deemed to revoke the proxy unless the stockholder affirmatively indicates at the Meeting an intention to vote the shares in person.

On March 13, 2009, there were 3,663,390 shares of the Company's Class A common stock outstanding and 4,608,945 shares of the Company's Class B common stock outstanding.  Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Meeting or any adjournment thereof, and those entitled to vote will have one vote for each share of Class A common stock held and two votes for each share of Class B common stock held.  For purposes of the election of Directors and such other matters that may properly come before the Meeting, shares of Class A common stock and Class B common stock will vote together as a single class.

A quorum for the consideration of any question at the Meeting will consist of the holders of a majority of all common stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy.  A plurality of the votes cast by holders of the shares present or represented and entitled to vote at the Meeting is required to elect directors.  On all other matters, a majority of the votes cast by the holders of the shares represented and entitled to vote at the Meeting is required to decide the question.  Shares represented by proxies marked "WITHHELD" with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the Meeting, but will not be voted in the election of directors, and, therefore, will have no effect on the determination of the outcome of the vote on this matter.

A "broker non-vote" occurs with respect to a proposal when a broker, bank or other nominee holds shares of record in its name, is not permitted to vote on such proposal without instruction from the beneficial owner of the shares, and receives no instruction from the beneficial owner.  Brokers, banks or other nominees who hold your shares in their names will be permitted to vote such shares with respect to the proposal to elect three Class A directors to be voted on at the Meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to this proposal.

DELIVERY OF PROXY MATERIAL AND ANNUAL REPORTS TO HOUSEHOLDS

The Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and this Proxy Statement are available online at www.Congoleum.info. A printed Annual Report and/or proxy statement may be obtained, without charge, by sending a written request to:  Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619, Attention:  Howard N. Feist III, or by calling the Company at 800-234-8811.  The Company will promptly deliver an Annual Report and/or proxy statement upon receipt of such request.

The Securities and Exchange Commission permits companies and brokers, banks or other intermediaries to deliver a single copy of the Notice of Internet Availability of Proxy Materials to households at which two or more beneficial owners reside.  This method of delivery, which eliminates duplicate mailings, is referred to as "householding.”  Beneficial owners sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to house holding, either affirmatively or implicitly by not objecting to householding, will receive only one copy of the Notice of Internet Availability of Proxy Materials.

If you hold your shares in your own name as a holder of record, householding will not apply to your shares.

Beneficial owners who reside at a shared address at which a single copy of the Notice of Internet Availability of Proxy Materials is delivered may obtain a separate Notice of Internet Availability of Proxy Materials without charge by sending a written request to: Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619, Attention: Howard N. Feist III, or by calling the Company at 609-584-3000.  The Company will promptly deliver a Notice of Internet Availability of Proxy Materials upon receipt of such request.

Not all brokers, banks or other intermediaries may offer the opportunity to permit beneficial owners to participate in householding.  If you want to participate in householding and eliminate duplicate mailings in the future, you must contact your broker, bank or other intermediary directly.  Alternatively, if you want to revoke your consent to householding and receive separate copies of Notice of Internet Availability of Proxy Materials for each beneficial owner sharing your address, you must contact your broker, bank or other intermediary to revoke your consent to householding.

ELECTION OF DIRECTORS

The Board of Directors of the Company is divided into three classes, as nearly equal in size as possible, with staggered terms of three years which expire at successive Meetings.  The term of the Class A directors elected at this Meeting will expire at the Meeting to be held in 2012 upon the election and qualification of their successors. Should any person named below be unable or unwilling to serve as a director, persons named as proxies intend to vote for such other person as management may recommend.  Each nominee is currently a director of the Company.

The following table sets forth the name, age and principal occupation of each of the nominees for election as director and each current director in the classes continuing in office, together with a statement as to the period during which he has served as a director of the Company.  Each of the nominees was recommended by the Company's majority stockholder, chief executive officer and non-management directors:

CLASS A DIRECTORS
Nominees:
Name (Age)	Business Experience and Other Directorships	Expiration of Present Term

William M. Marcus (71)	Director, Executive Vice President and Treasurer of American Biltrite Inc. (since 1966). American Biltrite Inc. is the controlling shareholder of the Company and owns and operates other businesses selling adhesive coated pressure sensitive tape and film, flooring, rubber products and costume jewelry. Director of Aqua Bounty Technologies. Director of the Company since 1993.	2009

C. Barnwell Straut (83)	Managing Director of Hillside Capital Incorporated, an investment firm (since 1976). Director of the Company since 1986.	2009

Jeffrey H. Coats (51)
President, CEO and Director of Autobytel Inc., an internet automotive marketing services company  (since December 2008).  Partner, Southgate Alternative Investments, LLC, an investment firm (since 2007).  Executive Chairman and Director of Mikronite Technologies Group Inc., an industrial technology company (since 2002).  Managing Director of Maverick Associates LLC, a financial consulting and investment company (since 2001). From July 1999 to July 2001, Founder and Managing Director of TH Lee Global Internet Managers, L.P., an equity investment fund.  Director of Autobytel Inc.(since 1996).  Director of the Company since 2005.
		2009

Incumbent Directors:
Name (Age)	Business Experience and Other Directorships	Expiration of Present Term

CLASS B DIRECTORS

Mark N. Kaplan (79)	Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP, attorneys (since 1999). Director of American Biltrite Inc., Volt Information Sciences, Inc. and Autobytel Inc. Director of the Company since 1995.	2010

Richard G. Marcus (61)	Vice Chairman of the Company (since 1994) and a Director of the Company (since 1993). Director (since 1982), President (since 1983) and Chief Operating Officer (since 1992) of American Biltrite Inc. American Biltrite Inc. is the controlling shareholder of the Company and owns and operates other businesses selling adhesive coated pressure sensitive tape and film, flooring, rubber products and costume jewelry.	2010

Mark S. Newman (59)	Chairman of the Board and CEO of DRS Technologies, Inc. a wholly owned subsidiary of Finmeccanica S.P.A. (since 2008). Prior to that, Chairman of the Board (since 1995) and President and Chief Executive Officer (since 1994) of DRS Technologies, Inc., a high technology defense supplier. Governor of Aerospace Industries Association, Director of Business Executives for National Security (BENS) and EFJ Technologies, Inc. Director of the Company since 2000.	2010

CLASS C DIRECTORS

Roger S. Marcus (63)	Director and President and Chief Executive Officer of the Company (since 1993) and Chairman of the Board of the Company (since 1994). Mr. Marcus is also a Director (since 1981), Chairman of the Board (since 1992) and Chief Executive Officer (since 1983) of American Biltrite Inc. American Biltrite Inc. is the controlling shareholder of the Company and owns and operates other businesses selling adhesive coated pressure sensitive tape and film, flooring, rubber products and costume jewelry.	2011

Adam H. Slutsky (45)	Chief Executive Officer of Mimeo.com, an online document production company (since 2005). Prior to that, Senior Vice President of Advanced Services at America Online, Inc., a leading network of Web brands and Internet access subscription service provider, from 1999 to 2003. Founder – Moviefone, a leading provider of movie information and tickets, which was acquired by America Online in 1999. Director of the Company since 2005.	2011

Note:   Roger S. Marcus and Richard G. Marcus are brothers, and William M. Marcus is their cousin.  All incumbent and nominee directors, except for Adam H. Slutsky and Jeffrey H. Coats, were directors, and Roger S. Marcus and Richard G. Marcus were executive officers, of the Company on or within the two-year period prior to December 31, 2003, when the Company filed its voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

Pursuant to the American Stock Exchange independence standards, which independence standards the Company has elected to follow after its delisting, the Company’s Board of Directors has determined that the following five of its eight directors and nominees for director are independent: Mark N. Kaplan, Mark S. Newman, C. Barnwell Straut, Jeffrey H. Coats and Adam H. Slutsky.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR CLASS A DIRECTOR.

EXECUTIVE OFFICERS

The following table sets forth certain information relating to the executive officers of the Company:

Executive Officers (Age)(1)	Position	Executive Officer Since

Roger S. Marcus (63)(2)	Director and President and Chief Executive Officer of the Company (since 1993) and Chairman of the Board of the Company (since 1994). Mr. Marcus is also a Director (since 1981), Chairman of the Board (since 1992) and Chief Executive Officer (since 1983) of American Biltrite Inc. American Biltrite Inc. is the controlling shareholder of the Company and owns and operates other businesses selling adhesive coated pressure sensitive tape and film, flooring, rubber products and costume jewelry.	1993

Dennis P. Jarosz (63)	Sr. Vice President – Sales & Marketing (since 2002). Previously, he was Sr. Vice President – Marketing (since 1995). Prior thereto, he had served as Vice President – Marketing (since 1993) and Vice President – Sales & Marketing of the tile division of American Biltrite Inc. (since 1986).	1995

Thomas A. Sciortino (62)	Sr. Vice President – Administration of the Company (since 1993). Prior thereto, he was Vice President – Finance of the tile division of American Biltrite Inc. (since 1982).	1993

Sidharth Nayar (48)	Sr. Vice President – Finance of the Company (since 1999). Prior thereto, he served as Vice President – Controller of the Company (since 1994) and prior to that he was Controller (since 1990).	1999

John L. Russ III (68)	Sr. Vice President – Operations (since 2002). Prior thereto, he served as Executive Vice President for Borden Chemicals, Inc. (Forest Products Division), a supplier of resins and adhesives (since 1997). Prior to that he was Executive Vice President of Borden Chemicals and Plastics, a specialty resins manufacturer (since 1987).	2002

Richard G. Marcus (61)(2)	Vice Chairman of the Company (since 1994) and a Director (since 1993). Director (since 1982), President (since 1983) and Chief Operating Officer (since 1992) of American Biltrite Inc.	1994

Howard N. Feist III (52)	Chief Financial Officer and Secretary of the Company (since 1988). Mr. Feist is also Vice President – Finance and Chief Financial Officer of American Biltrite Inc. (since 2000).	1988

(1)
Each of the executive officers was an executive officer of the Company on or within the two-year period prior to December 31, 2003, when the Company filed its voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code.

(2)	Roger S. Marcus and Richard G. Marcus are brothers.

CERTAIN BENEFICIAL OWNERS OF COMMON STOCK

The following table, together with the accompanying text and footnotes, sets forth, as of March 13, 2009, the holdings of the common stock (Class A and Class B) of (a) each director of the Company and each person nominated to become a director of the Company, (b) each person named in the Summary Compensation Table that appears later in this proxy statement, (c) all executive officers and directors of the Company as a group, and (d) each person who, to the Company's knowledge, beneficially owns more than 5%  of its common stock:

Name and Address of Beneficial Owner	Title of Class of Shares Owned (1)	Amount and Nature of Beneficial Ownership(11)	Percent of Class	Percent of Combined Voting Power
Directors and Named Executive Officers (22)

Roger S. Marcus	Class A	351,100(3)(4)(5)(12)	8.4%	2.6%
	Class B	4,395,605(1)(2)(3)(4)	95.4%	65.6%

William M. Marcus	Class A	156,100(3)(4)(5)(13)	3.7%	1.2%
	Class B	4,395,605(1)(2)(3)(4)	95.4%	65.6%

Richard G. Marcus	Class A	351,100(3)(4)(5)(14)	8.4%	2.6%
	Class B	4,395,605(1)(2)(3)(4)	95.4%	65.6%

C. Barnwell Straut	Class A	6,500(8)	*	*

Mark S. Newman	Class A	5,000(9)	*	*

Mark N. Kaplan	Class A	21,500(10)	*	*

Dennis P. Jarosz	Class A	22,500(15)	*	*

Thomas A. Sciortino	Class A	23,115(16)	*	*

Adam H. Slutsky	Class A	2,500(17)	*	*

Jeffrey H. Coats.	Class A	2,500(18)	*	*

All Directors and Executive Officers as a group (13 persons)	Class A	696,177(19)	16.6%	5.2%
		4,608,945(1)(2)(3)	100.0%	65.6%

Conus Partners Inc.
One Rockefeller Plaza, 19th Floor	Class A	234,500(20)(21)	5.6%	1.7%
New York, NY 10020

Dimensional Fund Advisors LP
Palisades West, Building One	Class A	123,600(6)(7)	3.0%	*
6300 Bee Cave Road
Austin, TX 78746

American Biltrite Inc.
57 River Street	Class A	151,100(3)(5)	3.6%	1.1%
Wellesley Hills, MA 02481	Class B	4,395,605(1)(3)	95.4%	65.6%

* Less than 1%

(1)
The shares of the Company's Class B common stock are convertible into an equal number of shares of the Company's Class A common stock without the requirement of any further action upon their sale or other transfer by Hillside Capital Incorporated ("Hillside Capital") or American Biltrite Inc. ("American Biltrite") to a person or entity other than one of its affiliates.  In addition, shares of Class B common stock may be converted into an equal number of shares of Class A common stock at any time at the option of the holders thereof and shall be converted into an equal number of shares of Class A common stock upon the adoption of a resolution to such effect by a majority of the entire Board of Directors of the Company and the holders of a majority of the outstanding shares of Class B common stock voting as a separate class.  In the event of a "change in control" of American Biltrite, all of its shares of Class B common stock shall be automatically converted into an equal number of shares of Class A common stock without the requirement of any further action.

(2)
Refers to the shares of Class B common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner.  Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite.  Each of the named individuals disclaims beneficial ownership of such shares. The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA  02481.

(3)
A majority of the outstanding shares of American Biltrite are beneficially owned by Natalie S. Marcus, Cynthia S. Marcus and the named individuals who have identified themselves as persons who have in the past taken, and may in the future take, actions which direct or cause the direction of the management and policies of American Biltrite and their voting of shares of American Biltrite in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  Natalie S. Marcus is the mother of Roger S. Marcus and Richard G. Marcus, and the aunt of William M. Marcus.  Cynthia S. Marcus is the wife of William M. Marcus.

(4)	Richard G. Marcus and Roger S. Marcus are brothers, and William M. Marcus is their cousin.

(5)
Includes 151,100 shares of Class A common stock shown as owned of record by American Biltrite with respect to which each of the named individuals may be deemed to be the beneficial owner.  Each of the named individuals is a director of the Company and a director, officer and stockholder of American Biltrite.  Each of the named individuals disclaims beneficial ownership of such shares.  The address of each of the named individuals is c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA  02481.

(6)
Dimensional Fund Advisors LP is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and may be deemed to be the "beneficial owner" in the aggregate of 123,600 shares of the Company's Class A common stock.  Dimensional Fund Advisors, Inc., however, disclaims beneficial ownership of such shares.

(7)
Based on information contained in an amendment to a Schedule 13G filed with the Securities and Exchange Commission which indicates that such shares were acquired solely for investment purposes as of December 31, 2008.

(8)	Includes 5,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(9)	Includes 5,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(10)	Includes 5,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(11)	Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(12)	Includes 200,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(13)	Includes 5,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(14)	Includes 200,000 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(15)	Includes 22,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(16)	Includes 22,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(17)	Includes 2,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(18)	Includes 2,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(19)	Includes 530,500 shares which are issuable upon exercise of options currently exercisable within 60 days of the date of this proxy statement.

(20)
Conus Partners, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and may be deemed to be the "beneficial owner" in the aggregate of 234,500 shares of the Company's Class A common stock.  Conus Partners, Inc., however, disclaims beneficial ownership of such shares.

(21)
Based on information contained in an amendment to a Schedule 13G filed with the Securities and Exchange Commission which indicates that such shares were acquired solely for investment purposes as of December 31, 2005.

(22)	The address of directors and officers listed as beneficial owners is c/o Congoleum Corporation, P.O. Box 3127, Mercerville, NJ 08619.

The following table sets forth the number of shares of common stock, par value $.01, of American Biltrite benefically owned as of March 13, 2009 by (a) each director of the Company and each person nominated to become a director of the Company, (b) each person who is named in the Summary Compensation Table that appears later in this proxy statement and (c) all executive officers and directors of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of American Biltrite Common Stock

Richard G. Marcus	525,216(2)(3)	15.0%

Roger S. Marcus	510,615(2)(4)	14.6%

William M. Marcus	353,734(2)(5)	10.1%

Mark N. Kaplan	7,000(6)	*

All directors and executive officers of the Company as a group (14 persons)	728,159	20.6%

*	Less than 1%

(1)	Unless otherwise noted, the nature of beneficial ownership is sole voting and/or investment power.

(2)
As of the date shown, these shares were among the 2,018,820 shares, or 55.8%, of the outstanding common stock of American Biltrite beneficially owned by the following persons, who have identified themselves as persons who have taken, and reasonably anticipate continuing to take, actions which direct or may cause the direction of the management and policies of American Biltrite and the voting of their shares of common stock in a manner consistent with each other, and who therefore may be deemed to constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act: Natalie S. Marcus, Richard G. Marcus, Roger S. Marcus, William M. Marcus and Cynthia S. Marcus (c/o American Biltrite Inc., 57 River Street, Wellesley Hills, MA 02481).  American Biltrite owns 4,395,605 shares of the Class B common stock of the Company and 151,100 shares of the Class A common stock of the Company.  These shares on a combined basis represent 65.6% of the voting power of the outstanding capital stock of the Company.  Each of the named individuals may be deemed a beneficial owner of these shares.

(3)
Richard G. Marcus has sole voting and investment power over 321,216 shares.  Mr. Marcus is also a co-trustee with Natalie S. Marcus and Roger S. Marcus over 144,000 shares.  Mr. Marcus also has the right to acquire 60,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  Richard G. Marcus's wife, Beth A. Marcus, owns 14,329 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 200,000 shares of Class A common stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(4)
Roger S. Marcus has sole voting and investment power over 306,615 shares.  Mr. Marcus is also a co-trustee with Natalie S. Marcus and Richard G. Marcus over 144,000 shares.  Mr. Marcus also has the right to acquire 60,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  Mr. Marcus also has the right to acquire 200,000 shares of Class A common stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(5)
William M. Marcus has sole voting and investment power over 305,734 shares.  Mr. Marcus also has the right to acquire 48,000 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  William M. Marcus's wife, Cynthia S. Marcus, owns 9,400 shares, of which shares Mr. Marcus disclaims beneficial ownership. Mr. Marcus also has the right to acquire 5,000 shares of Class A common stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.

(6)
Mark N. Kaplan has sole voting and investment power over 2,000 shares.  Mark N. Kaplan has the right to acquire 5,500 shares, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement.  Mr. Kaplan also owns 16,000 shares of Class A common stock of the Company, and has the right to acquire 5,500 shares of Class A common stock of the Company, which are issuable upon exercise of options exercisable within 60 days of the date of this proxy statement, which shares represent less than 1% of the voting power of the outstanding capital stock of the Company

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors, officers and beneficial owners of more than 10% of the common stock and other equity securities of the Company to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the common stock and other equity securities of the Company.  Based upon a review of the Section 16 forms furnished to the Company during the year ended December 31, 2008, the Company believes that its officers, directors and beneficial owners of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.

DIRECTOR ATTENDANCE AND 2008 COMPENSATION

The following table sets forth information concerning the fees earned or paid in cash, the dollar amount recognized as compensation costs for financial reporting purposes of stock options computed in accordance with FAS 123R and other compensation for the Company's Board of Directors for the year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (3)	All Other Compensation ($)(1)	Total ($)

William M. Marcus(2)	$-	$-	$5,000	$5,000
Richard G. Marcus	-	-	5,000	5,000
C. Barnwell Straut(2)	35,000	6	-	35,006
Mark S. Newman(2)	35,000	6	-	35,006
Mark N. Kaplan(2)	23,000	6	-	23,006
Adam H. Slutsky(2)	35,000	6	1,500	36,506
Jeffrey H. Coats(2)	35,000	6	1,000	36,006

(1)
Directors are eligible to have their contributions to qualified charitable organizations matched by the Company in an aggregate amount up to $5,000 per director per year.  Amounts shown represent Company matching contributions.

(2)
As of December 31, 2008, the aggregate number of option awards outstanding was: Messrs. Slutsky and Coats, 2,500 number shares each; Messrs. Straut and Kaplan, 5,500 shares each; and Messrs. Newman and William M. Marcus, 5,000 shares each.

(3)
The fair value of the options awarded in 2008 to each of the directors shown was the same as the amount shown as compensation expense for the year. The fair value of the options was calculated based on a Black-Scholes option pricing model using the following assumptions: a 0% assumed dividend yield, 92% expected volatility, 10% forfeiture rate, 5.1% risk free interest rate, and 7 year expected life.

During 2008, the Board of Directors of the Company held thirteen meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of all committees of the Board on which he serves.  Each director who was not an officer or employee of the Company or American Biltrite received a director's fee of $15,000 per year and $2,000 for each of the four regular Board meetings attended, and $3,000 for each Audit Committee meeting attended during 2008.

On July 1, 1999, the Company adopted its Non-Employee Directors Stock Option Plan to grant non-employee directors options to purchase shares of the Company's Class A common stock.  A total of 50,000 shares of Class A common stock has been reserved for issuance under the plan.  Each option granted has a ten-year term and will vest and become exercisable six months from the grant date.  The exercise price for each option is the fair market value of the Class A common stock on the date of the grant.  During 2008, options to purchase 2,500 shares were granted under the plan, comprising 500 shares to each of Messrs. Straut, Newman, Kaplan, Slutsky and Coats.

All members of the Board of Directors are encouraged, but not required, to attend the Company’s annual meetings of stockholders.  All members of the Board of Directors attended the annual meeting of stockholders held in 2008.

COMMITTEES

The Board of Directors has an Audit Committee, a Compensation Committee and a Restructuring Oversight Committee.  The Company's Audit Committee consists of four independent directors, as defined by the listing standards of the NYSE Amex.  The members of the Audit Committee are Mark S. Newman, Chairman, C. Barnwell Straut, Adam H. Slutsky and Jeffrey H. Coats. The Board of Directors has determined that the Company has at least one audit committee financial expert serving on its Audit Committee.  The audit committee financial expert is Mark S. Newman, who is an independent director as defined by the listing standards of the NYSE Amex.  Information regarding the functions performed by the Audit Committee, its membership and the number of meetings held during the fiscal year is set forth in the Audit Committee Report included in this annual proxy statement.  The Audit Committee is governed by a written charter adopted by the Board of Directors.  The text of the Audit Committee Charter is posted on the Company's Internet website at www.congoleum.com.

The Company's Compensation Committee consists of three independent directors, as defined by the listing standards of the NYSE Amex.  The members of the Compensation Committee are Mark N. Kaplan, Chairman, Mark S. Newman and Adam H. Slutsky.  The Compensation Committee is responsible for approving executive compensation including base salaries, bonuses and criteria for their award, stock option plans, stock option grants, health and life insurance and other benefits.  The Compensation Committee does not have a written charter.

The Compensation Committee normally conducts an annual review of the Company's executive compensation.  This review includes consideration of: the relationship between an executive's current compensation and his/her current duties and responsibilities; and inflationary trends.  The annual compensation review permits an ongoing evaluation of the relationships among the size and scope of the Company's operations, the Company's performance and its executive compensation.  The Compensation Committee also considers the legal and tax effects (including the effects of Section 162(m) of the Internal Revenue Code of 1986, as amended) of the Company's executive compensation program in order to provide the most favorable legal and tax consequences for the Company.

The Compensation Committee's process also includes a review of the performance of each of the named executive officers for each fiscal year, the results of which are taken into account in establishing salary and bonus levels, as discussed in more detail below.  In reviewing the individual performance of the two most highly compensated executive officers of the Company, the Compensation Committee takes into account the views of Roger S. Marcus, the Chief Executive Officer.  In addition, the Compensation Committee takes into account the full compensation package afforded by the Company (including its parent company, American Biltrite Inc.) to the individual named executive officer.  The Compensation Committee believes that this program balances both the mix of cash and equity compensation, the mix of currently-paid and longer-term compensation, and the security of pension or retirement benefits in a way that furthers the compensation objectives discussed above. Based upon Mr. Marcus’s recommendation that compensation increases be suspended under the current economic conditions, the Compensation Committee did not meet during 2008.

Because Mr. Roger Marcus provides his services to the Company pursuant to a Personal Services Agreement between the Company and American Biltrite, the Compensation Committee does not review Mr. Marcus' compensation.  The Personal Services Agreement is administered by the disinterested directors of the Board as a whole.  See notes to “Summary Compensation Table" for a summary of the Personal Services Agreement.

The Company’s Restructuring Oversight Committee consists of four independent directors as defined by the listing standards of the NYSE Amex.  The members of the Restructuring Committee are Mark S. Newman, Chairman, C. Barnwell Straut, Adam H. Slutsky and Jeffrey H. Coats.  The Restructuring Oversight Committee is responsible for overseeing, reviewing, negotiating and evaluating the Company’s Chapter 11 plan of reorganization including oversight of restructuring matters in which American Biltrite might have an interest.  The Restructuring Oversight Committee met three times during 2008.

The Company does not have a standing nominating committee or formal procedure for nomination of directors.  The Board of Directors believes that this is appropriate in light of the Company’s ownership structure, which includes a single stockholder with more than 50% of the voting power.  All members of the Board of Directors participate in the consideration of director nominees. The Board does not have a policy with regard to the consideration of any director candidates recommended by security holders. The Board of Directors believes that a policy is not necessary because the directors have access to a sufficient number of excellent candidates from which to select a nominee when a vacancy occurs on the Board and because the Board includes the controlling stockholder of the Company. Individual directors will generally recommend candidates to representatives of the controlling stockholder and, if acceptable, will submit those persons’ names for consideration by the Board. The Board generally seeks candidates having a broad business background and who may also have a specific expertise in areas such as law, accounting, commercial banking or investment banking.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and discussed them with management, who has primary responsibility for the preparation of the Company's financial statements, and with the independent auditors, who are responsible for auditing the Company’s financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles. Such discussions included consideration of their judgments as to the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from management and the Company, including the matters required to be discussed by Statement on Auditing Standards No. 61, received and reviewed written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits.  The Audit Committee met quarterly with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.  The Audit Committee held four meetings during 2008.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.  The Audit Committee and the Board of Directors have also approved the selection of the Company's independent auditors.

AUDIT COMMITTEE

Mark S. Newman, Chairman
C. Barnwell Straut
Adam H. Slutsky
Jeffrey H. Coats

EXECUTIVE COMPENSATION

The table that follows sets forth information concerning the compensation earned by or paid to the Company's Chairman of the Board, President and Chief Executive Officer, and the Company's two other most highly compensated executive officers, for services rendered to the Company in all capacities during the last two years.  The table also identifies the principal position in which each of the named executives served the Company during the last two years.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	All Other Compensation ($)(1)	Total ($)

Roger S. Marcus - Chairman, President and Chief Executive Officer	2008 2007	* *	$29,578 27,952	$29,578 27,952

Dennis P. Jarosz - Senior Vice President Sales and Marketing	2008 2007	$217,500 208,125	5,735 4,467	223,235 212,592
Thomas Sciortino -Senior Vice President	2008	210,000	4,523	214,523
Administration	2007	203,216	4,404	207,620

(1)	Amounts shown for each officer consist of premiums for Company-paid term life insurance, spousal travel reimbursed by the Company and personal use of a Company-provided automobile.

(*)
Pursuant to the terms of the Personal Services Agreement dated as of March 11, 1993, as amended, between the Company and American Biltrite, Roger S. Marcus serves as the Chairman, President and Chief Executive Officer of the Company and, in connection therewith, devotes substantially all of his time to his duties in such capacity; provided, however, that Mr. Marcus is entitled to remain as a director and executive officer of American Biltrite.  The Agreement, as amended, further provides that Richard G. Marcus, the brother of Roger Marcus, serves as Vice Chairman of the Company (Richard Marcus together with Roger Marcus, the “Executives”).  The Personal Services Agreement expires on the earlier of  June 30, 2009 or the effective date of a plan of reorganization for the Company following a final confirmation order, subject to earlier termination in the event of either Executive’s death or disability, either Executive’s termination of employment with American Biltrite, or the termination of either Executive’s association with the Company for “Cause” (which is defined to mean (i) indictment for any felony involving dishonesty or moral turpitude; (ii) embezzlement or misappropriation of funds or property of the Company or its affiliates; (iii) generally, the Executive’s willful refusal to obey or perform lawful resolutions of the Board of Directors of the Company; (iv) chronic absenteeism after written notice and reasonable opportunity to be heard; (v) chronic alcoholism or other substance addiction after written notice and reasonable opportunity to be heard; and (vi) willful and material breach of duties and obligations after written notice and reasonable opportunity to be heard).  The Agreement, as amended, may be further extended for successive one-year periods if the parties so elect.  The Agreement, as amended, states that in exchange for the services of both Executives, the Company shall pay annually to American Biltrite:  (i) a personal services fee of $500,000 payable in equal monthly installments and subject to annual increase (which shall be reduced to $300,000 in the event of termination of Richard Marcus or reduced to $200,000 in the event of termination of Roger Marcus); (ii) an annual incentive fee, subject to the Company’s attainment of certain business and financial goals, as determined by a majority of the Company’s disinterested Directors; and (iii) reimbursement for authorized business expenses.  For the year ended December 31, 2008, the Company paid $722,000 in personal services fees to American Biltrite.

Except as disclosed in the Summary Compensation Table, Roger Marcus did not receive any compensation directly from the company for his services as an officer or director of the Company.

OUTSTANDING EQUITY AWARDS AT YEAR-END

The following table sets forth information relating to the number and value of each named executive officer's outstanding equity awards at December 31, 2008.  There were no grants of plan based awards to named executive officers or any option exercises by any named executive officers during 2008:

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Roger S. Marcus	200,000	-	2.05	7/11/2012

Tom Sciortino	22,500	-	2.05	7/11/2012

Dennis P. Jarosz	22,500	-	2.05	7/11/2012

POST-RETIREMENT BENEFITS

Defined Benefit Pension Plan

In addition to the remuneration set forth above, the Company maintains the Congoleum Corporation Salaried Retirement Plan, a tax-qualified defined benefit pension plan (the "Pension Plan") for all salaried (non-hourly) employees.

The Pension Plan provides non-contributory benefits based upon years of service and average annual earnings for the 60 consecutive calendar months in which the participating employee had the highest level of earnings during the 120 consecutive calendar months preceding retirement.  Employees compensated on a salaried basis are eligible to participate in the Pension Plan on the first day of the month following the month in which they complete one year of service.

The annual amount of pension payable at Normal Retirement Date (the first day of the month following attaining age 65 with the completion of five years of service) is 0.5% of the employee's final five-year average pensionable earnings up to his Social Security Covered Compensation, plus 0.9% of any excess over his Social Security Covered Compensation, multiplied by years of credited service, after January 1, 1994 plus the  accrued benefit at December 31, 1993 under the terms of the Plan as in effect on that date. Average pensionable earnings is the average of a participant’s compensation for the highest 60-consecutive-month period in the 120-month period ending with the month immediately prior to termination. Social Security Covered Compensation is the average of the Social Security Taxable Wage Base for the 35-year period ending with the year in which the participant attains Social Security Retirement Age. The compensation used to determine a participant's benefits under the Pension Plan includes such participant’s salary (including base pay, commissions, overtime and amounts deferred as salary reduction contributions to any applicable tax-qualified plans maintained under Section 401(k) or 125 of the Internal Revenue Code of 1986, as amended) and bonuses. The Internal Revenue Service has limited the maximum compensation for benefit purposes to $230,000 in 2008. Salary listed in the Summary Compensation Table is an item of compensation covered by the Pension Plan. The normal form of benefit is a single life annuity or qualified joint and 50% survivor annuity. The Plan also offers optional forms of benefit which are intended to provide the same actuarial present value as the normal benefit payable at normal retirement age.

An employee attaining age 55 and 5 years of service may elect early retirement and receive the benefit that would otherwise be payable at his/her normal retirement date, reduced 0.4% for each month that benefit commencement precedes such date.

401(k) Savings Investment Plan

The Company maintains the 401(k) Savings Investment Plan, a qualified 401(k) plan, to provide a tax-advantaged savings vehicle to all employees, including named executive officers.  Depending on the financial performance of the Company, the Company has also made matching contributions to the 401(k) Savings Investment Plan in some years.  This plan, and any Company contributions to it, enhances the range of benefits that the Company offers all employees and the Company's ability to attract and retain employees. Under the terms of the 401(k) Savings Investment Plan, qualified employees may defer up to 50% of their eligible pay, subject to certain limitations imposed by the Internal Reserve Code.  Any matching contributions to named executive officers under the 401(k) Savings Investment Plan are determined by the level of matching contributions being provided to all participating employees, in conjunction with the participation and contribution of each named executive officer and are included in the Summary Compensation Table.  The Company did not make a matching contribution in 2008 or 2007.

Messrs. Sciortino and Jarosz are participants in the Pension Plan and the 401(k) Savings Investment Plan.  Roger S. Marcus is not eligible to participate in the Pension Plan or the 401(k) Savings Investment Plan because he is not a regular employee of the Company.

There are no written or unwritten arrangements providing for other post-retirement payments.

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL

Under the terms of the 1995 Stock Option Plan, as amended, all outstanding options granted under that plan become immediately vested and exercisable if: (i) any person (other than an exempt person (as defined in the succeeding sentence)) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) during any period of two consecutive years, individuals who at the beginning of that two-year period constitute the Company's entire Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction of the type referred to in clause (i), (iii) or (iv) of this paragraph) whose election to the Company's Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then in office who either were directors at the beginning of that two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Company's Board of Directors; (iii) the Company's stockholders approve a merger or consolidation of the Company with any other corporation, other than (a) a merger or consolidation which would result in the Company's voting securities outstanding immediately prior to the consummation of that transaction representing 50% or more of the combined voting power of the surviving or parent entity outstanding immediately after the merger of consummation or (b) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than an exempt person) acquires 50% or more of the combined voting power of the Company's then outstanding securities; or (iv) the Company's stockholders approve a plan of complete liquidation of the Company or an agreement for the sale of all, or substantially all, of the Company's assets.  For purposes of the 1995 Stock Option Plan, an "exempt person" means (a) the Company, (b) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, (c) any corporation owned, directly or indirectly, by the Company's stockholders in substantially the same proportions as their ownership of the Company, or (d) any person or group of persons who, immediately prior to the adoption of the 1995 Stock Option Plan, owned more than 50% of the combined voting power of the Company's then outstanding voting securities.

None of Messrs. Marcus, Jarosz or Sciortino received any grants under the 1995 Stock Option Plan in 2008 or 2007.  Their outstanding options received previously are fully disclosed under "Outstanding Equity Awards" above.  Accelerating all unexercisable options held by named executive officers assuming a change of control at December 31, 2008, would have had no monetary value based on the difference between fair market value of the common shares of the Company on such date and the aggregate exercise price of such options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

American Biltrite is the controlling shareholder of the Company.  See "Certain Beneficial Owners of Common Stock" herein.

Pursuant to the terms of the Business Relations Agreement dated as of  March 11, 1993 between the Company and American Biltrite (as amended, the "Business Relations Agreement"), (i) the Company granted American Biltrite the right to purchase the Company's vinyl and vinyl composition tile at a price equal to the lower of 120% of the Company's fully absorbed manufacturing costs for such tile and the lowest price paid by any of the Company's other customers and the exclusive right and license (including the right to sublicense) to distribute such tile in Canada, subject to the Company's right to make direct sales in Canada, and (ii) American Biltrite granted the Company the non-exclusive right to purchase floor tile and urethane from American Biltrite at a price equal to the lower of 120% of American Biltrite's fully absorbed manufacturing costs for such products and the lowest price charged by American Biltrite to any of its other customers.  The Business Relations Agreement has an initial term of fifteen years and may be extended for successive one-year periods if the parties so elect.  For the year ended December 31, 2008, the Company had purchases of $4.2 million from and sales of $0.7 million to American Biltrite pursuant to the Business Relations Agreement, compared to purchases of $4.7 million and sales of $1.2 million in the year ended December 31, 2007.

The Business Relations Agreement was amended on August 19, 1997 to permit the Company to distribute tile in Canada in exchange for a royalty of 50% of the Company's gross profit on such sales.  For 2008 and 2007, the Company paid $1.4 million and $0.9 million, respectively, in royalties pursuant to this amended agreement.

Pursuant to the terms of the Licensing Agreement effective January 1, 2006 between the Company and American Biltrite (Canada) Ltd. (“AB (Canada)”), a wholly owned subsidiary of American Biltrite, the Company granted a license to AB (Canada) for use of its technology to manufacture non-PVC flooring products. The licensing fee ranges from 3% to 5% of sales.  Based on development costs incurred by AB (Canada), royalties will not become due and payable until such royalties owed to the Company exceed $100,000. There were no payments made by AB (Canada) to the Company under this arrangement for 2008 or 2007.

The Company, American Biltrite and others are parties to a Joint Venture Agreement entered into in December 1992 (the "Joint Venture Agreement"), pursuant to which American Biltrite ultimately contributed the assets and certain liabilities of its United States flooring business to the Company in return for cash and an equity interest in the Company.  Pursuant to the Joint Venture Agreement, American Biltrite is obligated to indemnify the Company for liabilities incurred by the Company which were not assumed by the Company pursuant to the Joint Venture Agreement, and the Company is obligated to indemnify American Biltrite for, among other things, all liabilities relating to American Biltrite's former United States tile flooring operations.

In addition, as discussed in a note to the "Summary Compensation Table," the Company and American Biltrite are parties to the Personal Services Agreement pursuant to which Roger S. Marcus serves as the Chairman, President and Chief Executive Officer of the Company and Richard G. Marcus serves as Vice Chairman of the Company.  For the years ended December 31, 2008 and 2007, the Company paid $722,000 and $696,000, respectively, in personal services fees.

The Company also provides certain data processing services to American Biltrite.  The scope and terms of such services are renegotiated annually.  American Biltrite's Chief Financial Officer, Howard N. Feist III, also acts as the Company's Chief Financial Officer and Secretary.  Mr. Feist receives no compensation from the Company for such services.  In addition, from time to time, American Biltrite and the Company make joint purchases of goods or services in order to benefit from their combined purchasing power.  Costs for such goods or services are allocated ratably between American Biltrite and the Company.

The Company employs certain immediate family members of the Company's executive officers.  In no case did compensation paid to any of these individuals exceed $120,000 in 2008.

RELATIONSHIP WITH INDEPENDENT PUBLIC AUDITORS

The Audit Committee has selected Ernst & Young LLP as independent auditors to audit the financial statements of the Company for 2009.  Fees billed by Ernst & Young LLP for 2008 and 2007 are as follows:

Audit Fees
The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for the audit of the annual financial statements of the Company for 2007 and 2008 and the review of the Company's quarterly financial statements included in the Company's Quarterly Reports on Form 10-Q for 2007 and 2008 were $425,000 and $435,000, respectively.

Audit-Related Fees
The aggregate fees and expenses billed by Ernst & Young LLP for professional services rendered for audit-related services for 2007 and 2008 were $53,757 and $0, respectively.  The fees were for the review of internal controls in preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Tax Fees
The aggregate fees and expenses billed by Ernst & Young LLP for tax services related to tax compliance, tax advice, tax planning, and tax examination assistance in 2007 and 2008 were $5,690 and $0, respectively.

All Other Fees
The aggregate fees and expenses billed by Ernst & Young LLP for all other services rendered to the Company other than those mentioned above for 2007 and 2008 were $56,240 and $0 respectively, which related to services in connection with a response by the Company to a Securities and Exchange Commission comment letter.

All audit-related services, tax services and other services were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm's independence in the conduct of its auditing functions. The Audit Committee’s pre-approval policy and procedure is to review Ernst & Young’s proposed audit, audit-related services, tax services and other services and pre-approve such services specifically described to the Audit Committee on an annual basis. In addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more members of the Audit Committee pre-approval authority with respect to permitted services. The Audit Committee did not approve any services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X of the regulations promulgated by the Securities and Exchange Commission.

Representatives of Ernst & Young LLP are expected to be present at the Meeting, will be given an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Meeting to be held in 2010 pursuant to Rule 14a-8 under the Exchange Act must be received by the Company at the Company's principal executive offices by December 3, 2009.  In order for stockholder proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Company at the Company's principal executive offices by February 16, 2010.

STOCKHOLDER COMMUNICATION POLICY

The Company has established procedures for stockholders to communicate directly with the Board of Directors on a confidential basis.  Stockholders who wish to communicate with the Board or with a particular director may send a letter to the Secretary of the Company at Congoleum Corporation, 3500 Quakerbridge Road, P.O. Box 3127, Mercerville, NJ 08619, Attention:  Howard N. Feist III.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Stockholder-Board Communication" or "Stockholder-Director Communication." All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors.  The Secretary will make copies of all such letters and circulate them to the directors addressed.  To the extent that a stockholder wishes the communication to be confidential, such stockholder must clearly indicate on the envelope that the communication is "confidential."  The Secretary will then forward such communication, unopened, to the Chairman of the Board of Directors.

OTHER MATTERS

The management has no knowledge of any other matters which may come before the Meeting and does not itself intend to present any such other matters.  However, if any such other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their best judgment.

By Order of the Board of Directors
CONGOLEUM CORPORATION

/s/ Howard N. Feist III
Secretary

Mercerville, New Jersey
April 2, 2009

REVOCABLE PROXY
CONGOLEUM CORPORATION
X	PLEASE MARK VOTES AS IN THIS EXAMPLE

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, MAY 12, 2009

The undersigned hereby appoints Roger S. Marcus, Richard G. Marcus and Howard N. Feist III, jointly and severally, proxies, with full power of substitution and with discretionary authority, to vote all the shares of Class A common stock, par value $.01 per share, of Congoleum Corporation, a Delaware corporation (“Congoleum”), which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of Congoleum to be held on Tuesday, May 12, 2009 at The Law Offices of: Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, 38th Floor, New York, NY 10036 at 1:00 p.m., local time, or at any adjournments or postponements thereof (the “Annual Meeting”), hereby revoking any proxy heretofore given.

Please be sure to date and sign this proxy card in the box below.	Date
Sign above

	For	With- hold	For all Except
PROPOSAL 1.
ELECTION OF DIRECTORS

The nominees are: Jeffrey H. Coats William M. Marcus C. Barnwell Straut
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

   THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THE ABSENCE OF SPECIFIC DIRECTIONS TO THE CONTRARY, THIS PROXY WILL BE VOTED IN FAVOR OF THE NOMINEES FOR ELECTION AS DIRECTORS LISTED ABOVE AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

   Please sign, date and return this proxy card promptly in the enclosed envelope. Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Detach above card, sign, date and mail in postage paid envelope provided.
CONGOLEUM CORPORATION

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________________________

_____________________________________________________

_____________________________________________________

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